UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2007

Community Shores Bank Corporation
(Exact name of registrant as specified in its charter)

MI	000-51166	38-3423227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 W. NORTON AVENUE, MUSKEGON, MI	49441
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 231-780-1800

___________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 30, 2007, Community Shores Bank Corporation issued a press release reporting earnings and other financial results for its third quarter of 2007, which ended September 30, 2007. A copy of the press release is attached as Exhibit 99.1.

The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be considered "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1.    Press release dated October 30, 2007
Exhibit 99.2.    Correction to press release dated October 31, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Shores Bank Corporation (Registrant)
November 1, 2007 (Date)	/s/ TRACEY A. WELSH Tracey A. Welsh Senior Vice President, Chief Financial Officer

Exhibit Index
99.1	Press release dated October 30, 2007
99.2	Correction to press release dated October 31, 2007